Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as at March 31, 2014

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - March 31, 2014

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to PartnerRe Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee), net foreign exchange gains and losses, net of tax, loss on redemption of preferred shares and the interest in earnings (losses) of equity method investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee and where the Company does not control the investee’s activities), and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per PartnerRe common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Tangible Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding: The Company calculates Tangible Book Value using common shareholders’ equity attributable to PartnerRe less goodwill and intangible assets, net of tax. The Company calculates Diluted Tangible Book Value per Common Share using Tangible Book Value divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company uses these measures as the basis for its prime measure of long-term financial performance (annualized growth in Diluted Tangible Book Value per Common Share plus dividends). Management believes annualized growth in Diluted Tangible Book Value per Common Share plus dividends aligns the Company’s stated long-term objectives with the measure most investors use to evaluate total shareholder value creation given that it focuses on the tangible value of total shareholder returns, excluding the impact of goodwill and intangibles.

Book Value and Tangible Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value and Tangible Book Value excluding NURGL) and Diluted Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding (Diluted Book Value and Diluted Tangible Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL): The Company calculates Book Value and Tangible Book Value excluding NURGL using common shareholders’ equity attributable to PartnerRe and Tangible Book Value, respectively, less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value and Tangible Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL divided by the weighted average number of common shares and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of common shareholders’ equity attributable to PartnerRe, preferred shares, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

All references to per share data, per common share data, common shares and common share equivalent data, and common shareholders’ equity data throughout this Financial Supplement relates to PartnerRe Ltd.’s (PartnerRe) common shareholders.

PartnerRe Ltd.

Life Value In Force

The Company calculates Value in Force (VIF) for its Life portfolio, which represents the value of the Life portfolio that is not recognized in the Consolidated Balance Sheets prepared under generally accepted accounting principles in the United States (U.S. GAAP). Accordingly, there is no corresponding measure that is prepared in accordance with U.S. GAAP. Management believes that this is useful information for investors, analysts, rating agencies and others. The Life VIF calculation includes the business written in the Company’s Life and Health segment, except for the PartnerRe Health business.

The Company’s Life VIF calculation uses market consistent techniques, but primarily differs from a full Market Consistent Embedded Value (MCEV) calculation, as defined in the European Insurance CFO Forum MCEV principles, due to: (i) different methodologies used; and ii) the Life VIF is only a component of MCEV and, specifically, the tangible assets backing the liabilities are not considered in the Company’s calculation.

The Company’s Life VIF, which is calculated on a going concern basis, is the sum of:

•

present value of future profits - which is defined as the net present value of shareholders’ projected after-tax cash flows from the in-force business on a best-estimate assumption basis. The discount rates used reflect currency-specific market yields on zero coupon government bonds at given durations and are applied to projected deterministic cash flows and to calculate risk-free investment returns. The best-estimate is defined as median biometric assumptions and does not include any provision for adverse deviation. The Company attributes no value to future new business or renewals of short-term business. Allocated inflated-adjusted expenses are projected on a best estimate basis;

•

cost of non-hedgeable risks - which is defined as the cost of holding capital for non-hedgeable financial and non-hedgeable non-financial risks, such as a mortality deviation from shocks or changes in trends. The non-hedgeable risk capital has been determined using an internal economic capital model calibrated to a 99.6% Value at Risk (VaR) corresponding to a 1 in 250 year event;

•	frictional costs - which is defined as the cost of double taxation or investment management charges on assets backing required capital;

•

time value of options and guarantees (TVOG) - which is defined as the difference between the market value and the intrinsic value of the option calculated using stochastic techniques. The TVOG is significant to the guaranteed minimum death benefit (GMDB) portfolio where the Company covers death claims on savings plans, where the sum reinsured is the difference between the invested premium amount and the current fund value; and

•	cost of non-economic excess encumbered capital - which is defined as the cost of any encumbered capital in excess of economic capital required by local regulations.

Actuarial non-economic assumptions, such as current and future mortality, are based on the most recent experience available, combined with internal and industry benchmarks, including trend expectation where appropriate.

The Life VIF is sensitive to changes in assumptions. In particular, the Life VIF is sensitive to changes in yield curves that are used for discounting, changes in equity market value assumptions and implied volatilities.

The Company performs a detailed Life VIF calculation on an annual basis and performs a roll-forward approach on an interim quarterly basis.

PartnerRe Ltd.

Consolidated Statements of Operations

(Expressed in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012
Revenues
Gross premiums written	$1,871,740	$1,190,761	$1,281,477	$1,340,582	$1,756,886	$5,569,706	$4,718,235

Net premiums written	$1,738,494	$1,186,002	$1,264,775	$1,309,318	$1,636,431	$5,396,526	$4,572,860
Increase (decrease) in unearned premiums	(484,712)	235,422	156,694	(100,682)	(489,751)	(198,316)	(86,921)

Net premiums earned	1,253,782	1,421,424	1,421,469	1,208,636	1,146,680	5,198,210	4,485,939
Net investment income	116,867	114,351	121,811	124,503	123,704	484,367	571,338
Net realized and unrealized investment gains (losses)	142,172	99,419	16,118	(299,215)	22,943	(160,735)	493,409
Other income	404	3,361	5,399	3,878	3,927	16,565	11,920

Total revenues	1,513,225	1,638,555	1,564,797	1,037,802	1,297,254	5,538,407	5,562,606

Expenses
Losses and loss expenses and life policy benefits	749,457	879,014	750,999	866,843	660,952	3,157,808	2,804,610
Acquisition costs	264,608	318,738	282,948	241,743	234,200	1,077,628	936,909
Other operating expenses (1)	111,462	131,125	108,467	144,833	116,040	500,466	411,374
Interest expense	12,238	12,236	12,233	12,232	12,229	48,929	48,895
Amortization of intangible assets	7,002	6,044	7,045	7,045	7,046	27,180	31,799
Net foreign exchange (gains) losses	(670)	8,382	1,279	10,584	(2,043)	18,203	175

Total expenses	1,144,097	1,355,539	1,162,971	1,283,280	1,028,424	4,830,214	4,233,762

Income (loss) before taxes and interest in earnings (losses) of equity method investments	369,128	283,016	401,826	(245,478)	268,830	708,193	1,328,844
Income tax expense (benefit)	62,305	11,078	70,232	(74,569)	41,675	48,416	204,284
Interest in earnings (losses) of equity method investments	6,064	3,988	5,941	(3,479)	7,215	13,665	9,954

Net income (loss)	312,887	275,926	337,535	(174,388)	234,370	673,442	1,134,514
Net income attributable to noncontrolling interests	(3,044)	(4,138)	(4,112)	(1,183)	—	(9,434)	—

Net income (loss) attributable to PartnerRe	309,843	271,788	333,423	(175,571)	234,370	664,008	1,134,514
Preferred dividends	14,184	14,184	14,184	14,796	14,699	57,861	61,622
Loss on redemption of preferred shares	—	—	—	—	9,135	9,135	—

Net income (loss) attributable to PartnerRe common shareholders	$295,659	$257,604	$319,239	$(190,367)	$210,536	$597,012	$1,072,892

Operating earnings attributable to PartnerRe common shareholders	$176,910	$157,405	$311,184	$51,055	$202,089	$721,733	$663,791

Comprehensive income (loss) attributable to PartnerRe	$294,394	$265,577	$347,740	$(187,445)	$215,303	$641,173	$1,157,755

Per share data attributable to PartnerRe common shareholders:
Basic operating earnings	$3.43	$2.97	$5.80	$0.90	$3.46	$13.03	$10.55
Net realized and unrealized investment gains (losses), net of tax	2.24	1.73	(0.02)	(4.07)	0.21	(2.30)	6.23
Net foreign exchange (losses) gains, net of tax	(0.02)	0.07	0.10	(0.10)	(0.01)	0.05	0.13
Loss on redemption of preferred shares	—	—	—	—	(0.16)	(0.16)	—
Interest in earnings (losses) of equity method investments, net of tax	0.07	0.09	0.07	(0.10)	0.10	0.16	0.14

Basic net income (loss)	$5.72	$4.86	$5.95	$(3.37)	$3.60	$10.78	$17.05

Weighted average number of common shares outstanding	51,652,177	53,013,136	53,671,245	56,485,882	58,423,898	55,378,980	62,915,992
Diluted operating earnings (1)	$3.36	$2.91	$5.70	$0.90	$3.39	$12.79	$10.43
Net realized and unrealized investment gains (losses), net of tax	2.20	1.70	(0.03)	(4.07)	0.20	(2.25)	6.17
Net foreign exchange (losses) gains, net of tax	(0.02)	0.07	0.10	(0.10)	(0.01)	0.04	0.13
Loss on redemption of preferred shares	—	—	—	—	(0.15)	(0.16)	—
Interest in earnings (losses) of equity method investments, net of tax	0.07	0.08	0.07	(0.10)	0.10	0.16	0.14

Diluted net income (loss)	$5.61	$4.76	$5.84	$(3.37)	$3.53	$10.58	$16.87

Weighted average number of common shares and common share equivalents outstanding	52,727,573	54,165,736	54,625,151	56,485,882	59,590,044	56,448,105	63,615,748
Dividends declared per common share	$0.67	$0.64	$0.64	$0.64	$0.64	$2.56	$2.48

(1)	Includes an expense related to the restructuring of the Company’s business support operations and Global Non-life operations. See page 13 for the expense and per share impacts.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012

Assets
Total investments	$15,479,461		$15,148,883		$15,107,800		$14,968,652		$15,544,844		$15,973,230
Funds held - directly managed	764,386		785,768		813,497		842,415		909,520		930,741
Cash and cash equivalents	1,269,037		1,496,485		1,551,062		1,261,540		1,286,898		1,121,705
Accrued investment income	190,169		185,717		175,164		172,794		181,151		184,315
Reinsurance balances receivable	3,064,301		2,465,713		2,564,015		2,477,340		2,393,159		1,991,991
Reinsurance recoverable on paid and unpaid losses	362,149		308,892		339,169		356,011		400,509		348,086
Funds held by reinsured companies	849,256		843,081		831,704		782,992		775,486		805,489
Deferred acquisition costs	725,584		644,952		680,972		676,084		646,178		568,391
Goodwill	456,380		456,380		456,380		456,380		456,380		456,380
Intangible assets	180,088		187,090		193,134		200,179		207,224		214,270
Other assets	176,692		515,334		425,310		376,193		338,264		385,834

Total assets	$23,517,503		$23,038,295		$23,138,207		$22,570,580		$23,139,613		$22,980,432

Liabilities
Unpaid losses and loss expenses	$10,529,717		$10,646,318		$10,564,542		$10,336,368		$10,323,786		$10,709,371
Policy benefits for life and annuity contracts	2,118,479		1,974,133		1,908,575		1,799,332		1,763,413		1,813,244
Unearned premiums	2,299,250		1,723,767		1,997,853		2,162,112		2,074,370		1,534,625
Other reinsurance balances payable	269,487		202,549		232,711		244,583		342,423		238,578
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	638,982		904,380		989,361		791,920		867,074		930,129

Total liabilities	16,676,904		16,272,136		16,514,031		16,155,304		16,192,055		16,046,936

Total shareholders’ equity attributable to PartnerRe	6,780,928		6,709,532		6,571,687		6,366,957		6,910,714		6,933,496

Noncontrolling interests	59,671		56,627		52,489		48,319		36,844		—

Total shareholders’ equity	6,840,599		6,766,159		6,624,176		6,415,276		6,947,558		6,933,496

Total liabilities and shareholders’ equity	$23,517,503		$23,038,295		$23,138,207		$22,570,580		$23,139,613		$22,980,432

Diluted Book Value Per Common Share	$114.13		$109.26		$105.53		$99.65		$102.96		$100.84

Diluted Tangible Book Value Per Common Share	$103.10		$98.49		$94.86		$89.09		$92.91		$90.86

Number of Common Shares and Common Share Equivalents Outstanding	51,935,217		53,596,034		54,181,672		55,325,581		58,826,334		59,893,366

Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	853,750	11	853,750	11	853,750	12	853,750	12	853,750	11	893,750	11
Common shareholders’ equity attributable to PartnerRe	5,927,178	78	5,855,782	78	5,717,937	77	5,513,207	77	6,056,964	78	6,039,746	78

Total Capital	$7,594,312	100%	$7,522,916	100%	$7,385,071	100%	$7,180,341	100%	$7,724,098	100%	$7,746,880	100%

(1)	PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Net cash provided by operating activities:

Underwriting operations	$33	$133	$201	$8	$(4)	$337	$100

Investment income	142	138	161	173	166	637	717

Taxes and foreign exchange	(96)	(27)	(9)	(65)	(47)	(147)	(124)

Net cash provided by operating activities	$79	$244	$353	$116	$115	$827	$693

Net cash provided by operating activities	$79	$244	$353	$116	$115	$827	$693

Net cash (used in) provided by investing activities	(71)	(167)	95	200	289	418	(219)

Net cash used in financing activities	(232)	(130)	(169)	(342)	(224)	(866)	(688)

Effect of foreign exchange rate changes on cash	(3)	(2)	10	1	(15)	(5)	(6)

(Decrease) increase in cash and cash equivalents	(227)	(55)	289	(25)	165	374	(220)

Cash and cash equivalents - beginning of period	1,496	1,551	1,262	1,287	1,122	1,122	1,342

Cash and cash equivalents - end of period	$1,269	$1,496	$1,551	$1,262	$1,287	$1,496	$1,122

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income (Loss)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Net income (loss) attributable to PartnerRe	$309,843	$271,788	$333,423	$(175,571)	$234,370

Change in currency translation adjustment	(15,223)	(14,866)	14,432	(11,514)	(19,830)
Change in net unrealized gains or losses on investments, net of tax	(225)	(226)	(229)	(230)	(233)
Change in unfunded pension obligation, net of tax	(1)	8,881	114	(130)	996

Comprehensive income (loss) attributable to PartnerRe	$294,394	$265,577	$347,740	$(187,445)	$215,303

	For the year ended
	December 31, 2013	December 31, 2012

Net income attributable to PartnerRe	$664,008	$1,134,514

Change in currency translation adjustment	(31,778)	28,488
Change in net unrealized gains or losses on investments, net of tax	(918)	(953)
Change in unfunded pension obligation, net of tax	9,861	(4,294)

Comprehensive income attributable to PartnerRe	$641,173	$1,157,755

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended March 31, 2014
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$530	$364	$479	$210	$1,583	$289	$—	$1,872

Net premiums written	$527	$361	$389	$179	$1,456	$282	$—	$1,738
Increase in unearned premiums	(148)	(182)	(34)	(100)	(464)	(20)	—	(484)

Net premiums earned	$379	$179	$355	$79	$992	$262	$—	$1,254
Losses and loss expenses and life policy benefits	(260)	(94)	(201)	21	(534)	(215)	—	(749)
Acquisition costs	(92)	(54)	(79)	(8)	(233)	(32)	—	(265)

Technical result	$27	$31	$75	$92	$225	$15	$—	$240

Other income					1	1	(2)	—
Other operating expenses					(65)	(17)	(29)	(111)

Underwriting result					$161	$(1)	n/a	$129

Net investment income						15	102	117

Allocated underwriting result (1)						$14	n/a	n/a

Net realized and unrealized investment gains							142	142
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange gains							—	—
Income tax expense							(62)	(62)
Interest in earnings of equity method investments							6	6

Net income							n/a	$313

Loss ratio (2)	68.6%	52.4%	56.6%	(26.5)%	53.8%
Acquisition ratio (3)	24.3	30.1	22.4	10.1	23.6

Technical ratio (4)	92.9%	82.5%	79.0%	(16.4)%	77.4%
Other operating expense ratio (5)					6.5

Combined ratio (6)					83.9%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended March 31, 2013
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$447	$372	$445	$238	$1,502	$254	$1	$1,757

Net premiums written	$446	$368	$361	$211	$1,386	$249	$1	$1,636
Increase in unearned premiums	(113)	(202)	(24)	(124)	(463)	(25)	(1)	(489)

Net premiums earned	$333	$166	$337	$87	$923	$224	$—	$1,147
Losses and loss expenses and life policy benefits	(240)	(67)	(184)	11	(480)	(182)	1	(661)
Acquisition costs	(72)	(50)	(75)	(11)	(208)	(27)	—	(235)

Technical result	$21	$49	$78	$87	$235	$15	$1	$251

Other income					—	3	1	4
Other operating expenses					(66)	(18)	(32)	(116)

Underwriting result					$169	$—	n/a	$139

Net investment income						16	108	124

Allocated underwriting result (1)						$16	n/a	n/a

Net realized and unrealized investment gains							23	23
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange gains							2	2
Income tax expense							(42)	(42)
Interest in earnings of equity method investments							7	7

Net income							n/a	$234

Loss ratio (2)	72.0%	40.4%	54.6%	(12.8)%	52.0%
Acquisition ratio (3)	21.6	30.1	22.4	12.3	22.6

Technical ratio (4)	93.6%	70.5%	77.0%	(0.5)%	74.6%
Other operating expense ratio (5)					7.1

Combined ratio (6)					81.7%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended					For the year ended
	March 31, 2014 (A)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Gross premiums written	$1,583	$941	$1,041	$1,106	$1,502	$4,590	$3,910

Net premiums written	$1,456	$937	$1,026	$1,076	$1,386	$4,427	$3,768

Net premiums earned	$992	$1,162	$1,173	$977	$923	$4,235	$3,684

Losses and loss expenses	(534)	(677)	(557)	(686)	(480)	(2,400)	(2,155)
Acquisition costs	(233)	(276)	(259)	(209)	(208)	(953)	(821)

Technical result	$225	$209	$357	$82	$235	$882	$708

Other income	1	—	2	—	—	3	5
Other operating expenses	(65)	(70)	(62)	(60)	(66)	(259)	(257)

Underwriting result	$161	$139	$297	$22	$169	$626	$456

Loss ratio (2)	53.8%	58.2%	47.5%	70.3%	52.0%	56.7%	58.5%
Acquisition ratio (3)	23.6	23.8	22.1	21.4	22.6	22.5	22.3

Technical ratio (4)	77.4%	82.0%	69.6%	91.7%	74.6%	79.2%	80.8%
Other operating expense ratio (5)	6.5	6.0	5.3	6.1	7.1	6.1	7.0

Combined ratio (6)	83.9%	88.0%	74.9%	97.8%	81.7%	85.3%	87.8%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2014, net premiums written and net premiums earned include foreign exchange impacts of $(2.1) million and $(7.5) million, respectively, compared to the three months ended March 31, 2013.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the three months ended					For the year ended
	March 31, 2014 (A)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Gross premiums written	$530	$372	$409	$372	$447	$1,601	$1,221

Net premiums written	$527	$372	$408	$360	$446	$1,587	$1,219

Net premiums earned	$379	$417	$425	$357	$333	$1,533	$1,176

Losses and loss expenses	(260)	(293)	(197)	(245)	(240)	(975)	(816)
Acquisition costs	(92)	(98)	(101)	(79)	(72)	(351)	(291)

Technical result	$27	$26	$127	$33	$21	$207	$69

Loss ratio (2)	68.6%	70.2%	46.3%	68.6%	72.0%	63.6%	69.4%
Acquisition ratio (3)	24.3	23.5	23.9	22.1	21.6	22.9	24.7

Technical ratio (4)	92.9%	93.7%	70.2%	90.7%	93.6%	86.5%	94.1%

Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	31%	40%	31%	28%	23%	30%	19%
Casualty	33	33	37	38	40	37	43
Credit/Surety	8	4	3	5	2	3	4
Motor	4	4	3	4	4	4	4
Multiline	9	5	4	5	10	6	7
Other	1	1	8	3	5	5	3
Property	14	13	14	17	16	15	20

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2014, net premiums written and net premiums earned include foreign exchange impacts of $(2.7) million and $(1.7) million, respectively, compared to the three months ended March 31, 2013.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended					For the year ended
	March 31, 2014 (A)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Gross premiums written	$364	$128	$157	$160	$372	$818	$684

Net premiums written	$361	$128	$157	$158	$368	$811	$681

Net premiums earned	$179	$213	$195	$169	$166	$743	$678

Losses and loss expenses	(94)	(110)	(90)	(106)	(67)	(373)	(415)
Acquisition costs	(54)	(62)	(50)	(34)	(50)	(196)	(167)

Technical result	$31	$41	$55	$29	$49	$174	$96

Loss ratio (2)	52.4%	51.5%	46.0%	62.9%	40.4%	50.2%	61.3%
Acquisition ratio (3)	30.1	29.4	25.7	19.9	30.1	26.4	24.6

Technical ratio (4)	82.5%	80.9%	71.7%	82.8%	70.5%	76.6%	85.9%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	10%	5%	9%	10%	10%	9%	11%
Motor	37	54	35	34	34	37	28
Property	53	41	56	56	56	54	61

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2014, net premiums written and net premiums earned include foreign exchange impacts of $2.3 million and $(2.1) million, respectively, compared to the three months ended March 31, 2013.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global Specialty sub-segment

	For the three months ended					For the year ended
	March 31, 2014 (A)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Gross premiums written	$479	$423	$396	$413	$445	$1,676	$1,505

Net premiums written	$389	$419	$389	$409	$361	$1,579	$1,415

Net premiums earned	$355	$415	$382	$372	$337	$1,506	$1,373

Losses and loss expenses	(201)	(223)	(228)	(284)	(184)	(920)	(821)
Acquisition costs	(79)	(105)	(92)	(90)	(75)	(362)	(321)

Technical result	$75	$87	$62	$(2)	$78	$224	$231

Loss ratio (2)	56.6%	53.8%	59.8%	76.6%	54.6%	61.1%	59.8%
Acquisition ratio (3)	22.4	25.2	24.0	24.1	22.4	24.0	23.4

Technical ratio (4)	79.0%	79.0%	83.8%	100.7%	77.0%	85.1%	83.2%

Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	13%	8%	6%	11%	10%	9%	6%
Aviation/Space	8	16	13	12	10	13	15
Credit/Surety	19	17	19	18	21	19	19
Energy	3	5	6	6	4	5	7
Engineering	10	16	14	14	12	14	12
Marine	16	19	19	19	20	19	22
Multiline	10	3	3	3	3	3	—
Other	1	—	—	—	—	—	—
Specialty casualty	14	8	8	6	14	9	7
Specialty property	6	8	12	11	6	9	12

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2014, net premiums written and net premiums earned include foreign exchange impacts of $0.3 million and $(0.7) million, respectively, compared to the three months ended March 31, 2013.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended					For the year ended
	March 31, 2014 (A)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Gross premiums written	$210	$18	$79	$161	$238	$495	$500

Net premiums written	$179	$18	$72	$149	$211	$450	$453

Net premiums earned	$79	$117	$171	$79	$87	$453	$457

Losses and loss expenses	21	(51)	(42)	(51)	11	(132)	(103)
Acquisition costs	(8)	(11)	(16)	(6)	(11)	(44)	(42)

Technical result	$92	$55	$113	$22	$87	$277	$312

Loss ratio (2)	(26.5)%	43.2%	24.5%	64.1%	(12.8)%	29.0%	22.4%
Acquisition ratio (3)	10.1	9.5	9.0	8.5	12.3	9.7	9.3

Technical ratio (4)	(16.4)%	52.7%	33.5%	72.6%	(0.5)%	38.7%	31.7%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2014, net premiums written and net premiums earned include foreign exchange impacts of $(2.0) million and $(3.0) million, respectively, compared to the three months ended March 31, 2013.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life and Health segment

	For the three months ended					For the year ended
	March 31, 2014 (A)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Gross premiums written	$289	$250	$235	$233	$254	$972	$802

Net premiums written	$282	$249	$234	$232	$249	$964	$799

Net premiums earned	$262	$258	$243	$232	$224	$957	$795

Life policy benefits	(215)	(202)	(195)	(181)	(182)	(760)	(647)
Acquisition costs	(32)	(42)	(24)	(33)	(27)	(125)	(116)

Technical result	$15	$14	$24	$18	$15	$72	$32

Other income	1	3	3	3	3	11	4
Other operating expenses	(17)	(19)	(17)	(17)	(18)	(71)	(52)

Underwriting result	$(1)	$(2)	$10	$4	$—	$12	$(16)

Net investment income	15	15	15	15	16	61	64

Allocated underwriting result (1)	$14	$13	$25	$19	$16	$73	$48

Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	16%	15%	17%	14%	12%	15%	3%
Longevity	25	27	26	26	25	26	31
Mortality	59	58	57	60	63	59	66

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2014, net premiums written and net premiums earned include foreign exchange impacts of $4.4 million and $4.0 million, respectively, compared to the three months ended March 31, 2013.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended					For the year ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Technical result	$—	$1	$6	$—	$1	$8	$4

Other income	(2)	—	—	1	1	3	3
Corporate expenses - costs of restructuring (1)	—	(12)	(2)	(43)	—	(58)	—
Corporate expenses	(28)	(28)	(25)	(23)	(30)	(105)	(88)
Other operating expenses	(1)	(2)	(2)	(2)	(2)	(7)	(14)

Net investment income	102	99	107	110	108	423	507

Net realized and unrealized investment gains (losses)	142	99	16	(299)	23	(161)	494
Interest expense	(12)	(12)	(12)	(12)	(12)	(49)	(49)
Amortization of intangible assets	(7)	(6)	(7)	(7)	(7)	(27)	(32)
Net foreign exchange gains (losses)	—	(8)	(1)	(11)	2	(18)	—
Income tax (expense) benefit	(62)	(11)	(70)	75	(42)	(49)	(204)
Interest in earnings (losses) of equity method investments	6	4	6	(4)	7	14	10

(1)	The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the three months ended December 31, 2013, these costs predominantly comprised of facility exit costs, while during the three months ended September 30, 2013 and the three months ended June 30, 2013, these costs predominantly comprised of severance costs related to the Company’s voluntary and involuntary termination plans. During the year ended December 31, 2013, these costs predominantly consisted of severance costs related to the Company’s voluntary and involuntary termination plans, and to a lesser extent, facility exit costs.

For the three months ended December 31, 2013, three months ended September 30, 2013, three months ended June 30, 2013 and the year ended December 31, 2013, these costs had a per diluted share impact, pre-tax, of $0.22, $0.04, $0.77, and $1.03, respectively.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	12%	11%	13%	12%	13%	12%	13%
Motor	9	7	5	5	9	7	5
Multiline and other	5	3	5	3	5	4	3
Property	15	8	12	11	17	12	14
Specialty
Agriculture	12	15	12	11	8	11	7
Aviation/Space	2	6	4	4	2	4	5
Catastrophe	10	1	6	11	13	8	10
Credit/Surety	7	7	7	7	5	6	7
Energy	1	2	2	2	1	2	2
Engineering	2	6	4	4	3	4	4
Marine	4	7	6	6	5	6	7
Specialty casualty	3	3	2	2	3	3	2
Specialty property	2	3	4	4	1	3	4
Life and Health	16	21	18	18	15	18	17

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	9%	11%	11%	13%	9%	11%	11%
Europe	45	39	35	36	46	40	41
Latin America, Caribbean and Africa	8	11	12	10	9	10	11
North America	38	39	42	41	36	39	37

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	71%	67%	72%	72%	71%	71%	69%
Direct	29	33	28	28	29	29	31

	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:

North America
Non-Proportional	24%	7%	14%	17%	33%	18%	26%
Proportional	76	93	86	83	67	82	74

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	37%	4%	10%	10%	36%	21%	24%
Proportional	63	96	90	90	64	79	76

Total	100%	100%	100%	100%	100%	100%	100%

Global Specialty
Non-Proportional	26%	11%	16%	18%	31%	19%	20%
Proportional	74	89	84	82	69	81	80

Total	100%	100%	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	97%	96%	97%	99%	98%	98%
Proportional	2	3	4	3	1	2	2

Total	100%	100%	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	38%	10%	20%	28%	43%	28%	33%
Proportional	62	90	80	72	57	72	67

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	March 31, 2014			December 31, 2013			September 30, 2013			June 30, 2013			March 31, 2013			December 31, 2012
Investments:
Fixed maturities
U.S. government	$1,850		12%	$1,599		11%	$1,459		10%	$960		6%	$1,039		7%	$1,113		7%
U.S. government sponsored enterprises	16		—	25		—	36		—	31		—	25		—	18		—
U.S. states, territories and municipalities	130		1	124		1	306		2	237		2	250		2	243		1
Non-U.S. sovereign government, supranational and government related	2,332		15	2,354		15	2,344		16	2,140		14	2,296		15	2,376		15
Corporates	5,989		39	6,049		40	6,042		40	6,246		42	6,587		42	6,656		42
Mortgage/asset-backed securities	3,581		23	3,442		23	3,494		23	3,766		25	3,773		24	3,989		25

Total fixed maturities	13,898		90	13,593		90	13,681		91	13,380		89	13,970		90	14,395		90
Short-term investments	29		—	14		—	37		—	29		—	115		1	151		1
Equities	1,250		8	1,221		8	1,122		7	1,173		8	1,149		7	1,094		7
Other invested assets	302		2	321		2	268		2	387		3	311		2	333		2

Total investments	$15,479		100%	$15,149		100%	$15,108		100%	$14,969		100%	$15,545		100%	$15,973		100%

Cash and cash equivalents	1,269			1,496			1,551			1,262			1,287			1,122
Total investments and cash	$16,748			$16,645			$16,659			$16,231			$16,832			$17,095

Maturity distribution:
One year or less	$383		3%	$378		3%	$492		4%	$654		5%	$1,052		7%	$1,081		7%
More than one year through five years	5,359		38	5,057		37	4,790		35	4,377		33	4,137		29	4,198		29
More than five years through ten years	3,806		27	3,962		29	3,883		28	3,705		27	4,184		30	4,337		30
More than ten years	798		6	768		6	1,059		8	907		7	939		7	941		7

Subtotal	10,346		74	10,165		75	10,224		75	9,643		72	10,312		73	10,557		73
Mortgage/asset-backed securities	3,581		26	3,442		25	3,494		25	3,766		28	3,773		27	3,989		27

Total	$13,927		100%	$13,607		100%	$13,718		100%	$13,409		100%	$14,085		100%	$14,546		100%

Credit quality by market value:
AAA	13%			14%			14%			13%			12%			13%
AA	42			41			39			40			41			42
A	21			21			22			24			25			23
BBB	16			16			16			15			15			15
Below Investment Grade/Unrated	8			8			9			8			7			7

	100%			100%			100%			100%			100%			100%

Expected average duration (1)	3.2	Yrs		3.0	Yrs		2.7	Yrs		2.6	Yrs		2.9	Yrs		2.7	Yrs
Average yield to maturity at market (1)	2.5%			2.5%			2.5%			2.6%			2.1%			2.0%
Average credit quality	A			A			A			A			A			A

(1)	Includes funds holding fixed income securities that are classified with equities under generally accepted accounting principles in the United States.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

	March 31, 2014
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Corporate bonds
Finance	$1,461,624	24.4%	8.7%	1.0%
Consumer noncyclical	825,219	13.8	4.9	0.3
Communications	808,616	13.5	4.8	0.6
Utilities	578,737	9.6	3.5	0.3
Energy	505,409	8.4	3.0	0.5
Industrials	477,947	8.0	2.9	0.2
Consumer cyclical	364,635	6.1	2.2	0.2
Insurance	285,698	4.8	1.7	0.2
Basic materials	190,762	3.2	1.1	0.2
Government guaranteed corporate debt	144,309	2.4	0.9	0.6
Real estate investment trusts	133,716	2.2	0.8	0.1
Technology	118,117	2.0	0.7	0.1
Catastrophe bonds	53,074	0.9	0.3	0.1
Longevity and mortality bonds	24,345	0.4	0.2	0.1
Diversified	17,112	0.3	0.1	0.1

Total Corporate bonds	$5,989,320	100.0%	35.8%

Finance sector - Corporate bonds
Banks	$748,306	12.5%	4.5%
Investment banking and brokerage	360,403	6.0	2.1
Financial services	193,743	3.2	1.2
Commercial and consumer finance	133,883	2.3	0.8
Other	25,289	0.4	0.1

Total finance sector - Corporate bonds	$1,461,624	24.4%	8.7%

	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$15,293	$51,460	$511,456	$170,097	$—	$748,306
Investment banking and brokerage	—	—	317,546	41,813	1,044	360,403
Financial services	—	154,606	32,679	4,034	2,424	193,743
Commercial and consumer finance	—	517	25,743	107,119	504	133,883
Other	—	8,617	14,773	1,899	—	25,289

Total finance sector - Corporate bonds	$15,293	$215,200	$902,197	$324,962	$3,972	$1,461,624

% of total	1%	15%	62%	22%	—%	100%

Concentration of investment risk

The top 10 Corporate bond issuers account for 18.3% of the Company’s total corporate bonds. The single largest issuer accounts for 2.8% of the Company’s total Corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

	March 31, 2014
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Equities
Real estate investment trusts	$196,661	19.0%	1.2%	0.1%
Energy	160,093	15.4	0.9	0.1
Insurance	136,040	13.1	0.8	0.7
Finance	130,138	12.6	0.8	0.2
Consumer noncyclical	112,721	10.9	0.7	—
Communications	85,835	8.3	0.5	0.1
Technology	62,663	6.0	0.4	0.1
Industrials	47,622	4.6	0.3	—
Consumer cyclical	45,709	4.4	0.3	—
Utilities	38,605	3.7	0.2	—
Basic materials	18,937	1.8	0.1	—
Diversified	1,992	0.2	—	—

Total equities	$1,037,016	100.0%	6.2%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	187,558		1.1
Funds and ETFs holding equities	25,170		0.2

Total Equities	$1,249,744		7.5%

Concentration of investment risk

The single largest fund in funds and ETFs holding equities is an emerging markets fixed income fund, which accounts for 8.3% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 27.0% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 10.9% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities (1)

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at March 31, 2014
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total

U.S. Asset-Backed Securities	$—	$—	$139,358	$137,732	$106,329	$831	$464,292	$848,542
U.S. Collaterized Mortgage Obligations	—	2,931	—	—	—	—	—	2,931
U.S. Mortgage Backed Securities (MBS)	426,778	1,389,583	—	—	—	—	—	1,816,361
U.S. Commercial Mortgage Backed Securities (CMBS)	5,569	—	8,464	9,816	10,063	1,018	1,560	36,490
U.S. MBS Interest Only	31,201	70,574	4,203	—	—	—	15,984	121,962

	$463,548	$1,463,088	$152,025	$147,548	$116,392	$1,849	$481,836	$2,826,286

Non-U.S. Asset-Backed Securities	$—	$—	$156,878	$76,853	$46,720	$1,593	$20,865	$302,909
Non-U.S. Collaterized Mortgage Obligations	—	—	167,475	67,280	52,186	—	—	286,941
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	8,405	—	—	—	—	8,405
Non-U.S. Mortgage Backed Securities (MBS)	—	—	156,434	—	—	—	—	156,434

	$—	$—	$489,192	$144,133	$98,906	$1,593	$20,865	$754,689

Total mortgage/asset-backed securities	$463,548	$1,463,088	$641,217	$291,681	$215,298	$3,442	$502,701	$3,580,975

Corporate Securities	—	16,407	—	—	—	—	—	16,407

Total	$463,548	$1,479,495	$641,217	$291,681	$215,298	$3,442	$502,701	$3,597,382

% of total	13%	41%	18%	8%	6%	—%	14%	100%

(1)	In addition to the mortgage/asset-backed securities above, the Company has derivatives exposure to to-be-announced mortgage-backed securities with a notional value of $143.1 million and a carrying value of $(1.4) million at March 31, 2014 within Other Invested Assets.

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	March 31, 2014					December 31, 2013		September 30, 2013
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives / Other	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments

Principal Finance - Investments	$102,916	$—	$102,916	$—	$102,916	$112,636	$112,636	$112,221	$112,221
Principal Finance - Derivative Exposure Assumed (2)	—	(6,099)	(6,099)	42,736	36,637	(931)	30,809	(5,196)	2,461
Insurance-Linked Securities	—	(740)	(740)	270,252	269,512	(268)	268,456	(215)	240,529
Strategic Investments	181,079	—	181,079	—	181,079	168,854	168,854	209,042	209,042

Total other invested assets - Private Markets Exposure Assumed	283,995	(6,839)	277,156	312,988	590,144	280,291	580,755	315,852	564,253

Other Credit Derivatives - Exposure Assumed	—	—	—	—	—	—	—	49	5,049
Other Credit Derivatives - Protection Purchased	—	—	—	—	—	(71)	(14,071)	(231)	(34,231)

Other (3)	9,004	16,335	25,339			40,761		(47,573)

Total other invested assets	$292,999	$9,496	$302,495			$320,981		$268,097

(1)	The total net exposures originated in Private Markets are $1,474 million at March 31, 2014 ($1,484 million and $1,644 million at December 31, 2013 and September 30, 2013, respectively). In addition to the net exposures listed above of $590 million at March 31, 2014 ($581 million and $564 million at December 31, 2013 and September 30, 2013, respectively), the Company has the following other net exposures originated in Private Markets:

•

Principal Finance: $644 million of assets listed under Investments - Fixed Maturities and $10 million listed under Investments - Equities for a total exposure of $794 million at March 31, 2014 ($793 million and $956 million at December 31, 2013 and September 30, 2013, respectively).

•

Insurance-Linked Securities: $77 million of bonds listed under Investments - Fixed Maturities for a total exposure of $347 million at March 31, 2014 ($361 million and $443 million at December 31, 2013 and September 30, 2013, respectively).

•

Strategic Investments: $152 million of assets listed under Investments - Equities for a total exposure of $333 million at March 31, 2014 ($330 million and $245 million at December 31, 2013 and September 30, 2013, respectively).

(2)	The Company enters into interest rate swaps to mitigate notional exposure on certain fixed maturities and total return swaps. Accordingly, the notional value of these interest rate swaps is not presented in the table.
(3)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	March 31, 2014			December 31, 2013			September 30, 2013			June 30, 2013			March 31, 2013			December 31, 2012
Investments:
Fixed maturities
U.S. government	$104		17%	$108		19%	$111		17%	$107		16%	$129		16%	$129		15%
U.S. government sponsored enterprises	50		8	50		9	57		9	65		10	90		11	90		11
Non-U.S. sovereign government, supranational and government related	179		30	137		25	193		30	196		29	226		28	234		28
Corporates	245		41	249		44	259		41	287		43	345		43	362		44

Total fixed maturities	578		96	544		97	620		97	655		98	790		98	815		98
Short-term investments	3		1	2		—	2		1	—		—	—		—	—		—
Other invested assets	15		3	15		3	16		2	15		2	16		2	18		2

Total investments	$596		100%	$561		100%	$638		100%	$670		100%	$806		100%	$833		100%

Cash and cash equivalents	37			85			34			20			44			54
Total investments and cash	$633			$646			$672			$690			$850			$887

Accrued investment income	7			7			9			8			10			10
Other funds held assets/liabilities	124			133			133			144			50			34

Total funds held - directly managed	$764			$786			$814			$842			$910			$931

Maturity distribution:
One year or less	$99		17%	$89		16%	$97		16%	$114		17%	$154		19%	$133		17%
More than one year through five years	298		51	331		61	377		60	403		62	487		62	515		63
More than five years through ten years	157		27	109		20	122		20	108		16	127		16	141		17
More than ten years	27		5	17		3	26		4	30		5	22		3	26		3

Total	$581		100%	$546		100%	$622		100%	$655		100%	$790		100%	$815		100%

Credit quality by market value:
AAA	15%			13%			12%			12%			11%			12%
AA	58			58			56			56			59			58
A	21			22			26			26			24			24
BBB	6			7			6			6			6			6

	100%			100%			100%			100%			100%			100%

Expected average duration	3.3	Yrs		2.9	Yrs		3.1	Yrs		3.1	Yrs		2.9	Yrs		3.0	Yrs
Average yield to maturity at market	1.2%			1.2%			1.2%			1.3%			0.9%			1.0%
Average credit quality	AA			AA			AA			AA			AA			AA

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		March 31, 2014
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest single issuer as a percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$86,991	35.5%	13.7%	1.7%
Consumer noncyclical	42,914	17.5	6.8	1.4
Energy	35,454	14.5	5.6	1.5
Utilities	21,755	8.9	3.4	1.0
Basic materials	15,733	6.4	2.5	0.7
Communications	13,610	5.5	2.1	0.7
Consumer cyclical	8,594	3.5	1.4	1.2
Government guaranteed corporate debt	8,117	3.3	1.3	1.2
Industrials	4,371	1.8	0.7	0.5
Technology	4,122	1.7	0.7	0.7
Real estate investment trusts	3,406	1.4	0.5	0.5

Total Corporate bonds	$245,067	100.0%	38.7%

Finance sector - Corporate bonds
Banks	$66,582	27.2%	10.5%
Investment banking and brokerage	10,725	4.4	1.7
Financial services	9,684	3.9	1.5

Total finance sector - Corporate bonds	$86,991	35.5%	13.7%

	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$13,321	$26,206	$25,332	$1,723	$66,582
Investment banking and brokerage	10,725	—	—	—	10,725
Financial services	—	5,369	4,315	—	9,684

Total finance sector - Corporate bonds	$24,046	$31,575	$29,647	$1,723	$86,991

% of total	28%	36%	34%	2%	100%

Concentration of investment risk

The Top 10 corporate bond issuers account for 33.2% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 4.4% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Fixed maturities	$111,019	$108,580	$110,911	$110,727	$116,082	$446,299	$512,833
Short-term investments, cash and cash equivalents	269	421	266	320	879	1,886	2,905
Equities	7,134	6,278	9,140	12,799	4,772	32,989	26,207
Funds held and other	7,740	8,252	8,824	8,536	8,604	34,215	44,109
Funds held - directly managed	3,933	4,785	4,902	5,010	5,805	20,502	29,031
Investment expenses	(13,228)	(13,965)	(12,232)	(12,889)	(12,438)	(51,524)	(43,747)

Net investment income (1)	$116,867	$114,351	$121,811	$124,503	$123,704	$484,367	$571,338

Net realized investment gains on fixed maturities and short-term investments	$25,022	$18,363	$18,642	$40,026	$41,544	$118,575	$172,987
Net realized investment gains on equities	827	6,049	15,057	34,790	19,320	75,217	72,155
Net realized gains (losses) on other invested assets	9,935	(78,098)	80,065	7,378	11,152	20,497	(16,691)
Change in net unrealized (losses) gains on other invested assets	(25,678)	98,809	(103,406)	83,285	(22,036)	56,652	(9,568)
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	119,799	(68,619)	10,259	(395,757)	(71,670)	(525,787)	186,063
Change in net unrealized investment gains (losses) on equities	10,325	126,551	(891)	(57,715)	50,066	118,010	66,253
Net other realized and unrealized investment gains (losses)	991	198	(2,192)	696	(809)	(2,107)	5,843
Net realized and unrealized investment gains (losses) on funds held - directly managed	951	(3,834)	(1,416)	(11,918)	(4,624)	(21,792)	16,367

Net realized and unrealized investment gains (losses)	$142,172	$99,419	$16,118	$(299,215)	$22,943	$(160,735)	$493,409

(1)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended March 31, 2014, net investment income includes foreign exchange impacts of $nil compared to the three months ended March 31, 2013.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Fixed maturities	$3,725	$4,054	$4,697	$4,717	$5,336	$18,804	$27,760
Short-term investments, cash and cash equivalents	31	343	299	227	377	1,246	1,046
Other	378	285	316	364	322	1,287	1,647
Investment expenses	(201)	103	(410)	(298)	(230)	(835)	(1,422)

Net investment income	$3,933	$4,785	$4,902	$5,010	$5,805	$20,502	$29,031

Net realized investment gains (losses) on fixed maturities and short-term investments	$197	$1,695	$(618)	$3,495	$1,449	$6,021	$8,405
Net realized investment gains (losses) on other invested assets	—	—	81	(62)	—	19	—
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	942	(4,618)	(969)	(14,621)	(3,968)	(24,176)	6,583
Change in net unrealized investment (losses) gains on other invested assets	(188)	(911)	90	(730)	(2,105)	(3,656)	1,379

Net realized and unrealized investment gains (losses) on funds held - directly managed	$951	$(3,834)	$(1,416)	$(11,918)	$(4,624)	$(21,792)	$16,367

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,646,318	$10,564,542	$10,336,368	$10,323,786	$10,709,371	$10,709,371	$11,273,091
Reinsurance recoverable at beginning of period	(267,384)	(285,206)	(276,295)	(292,711)	(291,330)	(291,330)	(353,105)

Net liability at beginning of period	10,378,934	10,279,336	10,060,073	10,031,075	10,418,041	10,418,041	10,919,986

Net incurred losses related to:
Current year	698,170	849,706	793,894	813,492	661,665	3,118,755	2,785,694
Prior years	(164,327)	(173,000)	(238,354)	(127,350)	(182,796)	(721,499)	(628,065)

	533,843	676,706	555,540	686,142	478,869	2,397,256	2,157,629

Change in reserve agreement (1)	(10,760)	(3,607)	(19,967)	(7)	(25,963)	(49,544)	(86,163)

Net losses paid	(635,175)	(589,413)	(474,012)	(632,011)	(706,123)	(2,401,559)	(2,705,062)

Effects of foreign exchange rate changes	11,209	15,912	157,702	(25,126)	(133,749)	14,740	131,651

Net liability at end of period	10,278,051	10,378,934	10,279,336	10,060,073	10,031,075	10,378,934	10,418,041
Reinsurance recoverable at end of period	251,666	267,384	285,206	276,295	292,711	267,384	291,330

Gross liability at end of period	$10,529,717	$10,646,318	$10,564,542	$10,336,368	$10,323,786	$10,646,318	$10,709,371

Breakdown of gross liability at end of period:
Case reserves	$4,552,142	$4,663,164	$4,711,580	$4,645,378	$4,792,975	$4,663,164	$4,872,591
Additional case reserves	332,758	403,145	401,752	346,553	373,509	403,145	343,549
Incurred but not reported reserves	5,644,817	5,580,009	5,451,210	5,344,437	5,157,302	5,580,009	5,493,231

Gross liability at end of period	$10,529,717	$10,646,318	$10,564,542	$10,336,368	$10,323,786	$10,646,318	$10,709,371

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,550,399	$3,535,946	$3,397,875	$3,332,288	$3,279,989	$3,535,946	$3,373,852
Global (Non-U.S.) P&C	2,428,416	2,444,129	2,424,923	2,388,789	2,412,743	2,444,129	2,507,761
Global Specialty	3,920,012	3,951,543	3,978,436	3,817,570	3,788,417	3,951,543	3,868,700
Catastrophe	630,890	714,700	763,308	797,721	842,637	714,700	959,058

Gross liability at end of period	$10,529,717	$10,646,318	$10,564,542	$10,336,368	$10,323,786	$10,646,318	$10,709,371

Unrecognized time value of non-life reserves (2)	$665,021	$733,528	$688,734	$658,929	$452,389	$733,528	$465,625

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	119.0%	87.1%	85.3%	92.1%	147.5%	100.2%	125.4%
Non-life paid losses to net premiums earned ratio	64.0%	50.7%	40.2%	64.7%	76.5%	56.6%	73.3%

(1)	The change in the reserve agreement is due to favorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.
(2)	The unrecognized time value of non-life reserves represents the difference between the recorded gross/net liability for unpaid losses and loss expenses and the amount of gross/net liability for unpaid losses and loss expenses that would be recorded if the underlying unpaid losses and loss expenses were discounted. The unrecognized time value, or discount, in the non-life reserves is calculated by applying appropriate risk-free rates by currency and duration to the underlying unpaid losses and loss expenses.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,974,133	$1,908,575	$1,799,332	$1,763,413	$1,813,244	$1,813,244	$1,645,662
Reinsurance recoverable at beginning of period	(7,022)	(6,978)	(6,432)	(9,798)	(20,684)	(20,684)	(9,874)

Net liability at beginning of period	1,967,111	1,901,597	1,792,900	1,753,615	1,792,560	1,792,560	1,635,788

Liability acquired related to the acquisition of Presidio	—	—	—	—	—	—	54,071

Net incurred losses related to:
Current year	218,307	207,998	208,839	192,285	190,474	799,596	661,343
Prior years	(2,693)	(5,690)	(13,380)	(11,584)	(8,391)	(39,044)	(14,362)

	215,614	202,308	195,459	180,701	182,083	760,552	646,981

Net losses paid	(74,812)	(160,309)	(149,895)	(153,770)	(161,571)	(625,546)	(593,690)

Effects of foreign exchange rate changes	2,875	23,515	63,133	12,354	(59,457)	39,545	49,410

Net liability at end of period	2,110,788	1,967,111	1,901,597	1,792,900	1,753,615	1,967,111	1,792,560
Reinsurance recoverable at end of period	7,691	7,022	6,978	6,432	9,798	7,022	20,684

Gross liability at end of period	$2,118,479	$1,974,133	$1,908,575	$1,799,332	$1,763,413	$1,974,133	$1,813,244

Life value in force	$208,300	$188,000	$171,000	$100,000	$134,300	$188,000	$110,000

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$24,515	$67,202	$94,466	$31,226	$29,946	$222,839	$218,483
Global (Non-U.S.) P&C	46,713	48,793	37,493	36,149	57,617	180,052	114,279
Global Specialty	59,214	61,379	77,760	27,780	60,464	227,383	250,523
Catastrophe	33,885	(4,374)	28,635	32,195	34,769	91,225	44,780

Total Non-life net prior year reserve development	$164,327	$173,000	$238,354	$127,350	$182,796	$721,499	$628,065

Non-life segment:
Net prior year reserve development due to changes in premiums	$(9,669)	$(23,458)	$(23,508)	$(12,714)	$(11,129)	$(70,810)	$(93,971)
Net prior year reserve development due to all other factors (2)	173,996	196,458	261,862	140,064	193,925	792,309	722,036

Total Non-life net prior year reserve development	$164,327	$173,000	$238,354	$127,350	$182,796	$721,499	$628,065

Life and Health segment:
Net prior year reserve development due to GMDB (1)	$3,031	$6,388	$11,087	$3,493	$5,649	$26,617	$10,009
Net prior year reserve development due to all other factors (2)	(338)	(698)	2,293	8,091	2,742	12,427	4,353

Total Life and Health net prior year reserve development	$2,693	$5,690	$13,380	$11,584	$8,391	$39,044	$14,362

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At March 31, 2014, a 10% increase in the referenced global equity market would have decreased reserves by approximately $2.6 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $3.2 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Natural Catastrophe Probable Maximum Losses (PMLs)

(Expressed in millions of U.S. dollars)

(Unaudited)

Single occurrence estimated net PML exposure (1)

		January 1, 2014		October 1, 2013		July 1, 2013		April 1, 2013		January 1, 2013
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)

U.S. Southeast	Hurricane	$908		$1,054		$1,054		$1,115		$1,143
U.S. Northeast	Hurricane	1,008		1,121		1,121		1,019		1,124
U.S. Gulf Coast	Hurricane	960		1,025		1,025		1,001		1,041
Caribbean	Hurricane	192		276		276		270		293
Europe	Windstorm	626		872		872		850		850
Japan	Typhoon	128		124		124		169		192
California	Earthquake	589	$668	575	$679	575	$679	574	$685	722	$906
British Columbia	Earthquake	214	378	305	513	305	513	310	559	314	564
Japan	Earthquake	432	466	435	457	435	457	463	488	503	564
Australia	Earthquake	332	426	418	552	418	552	439	557	468	583
New Zealand	Earthquake	203	223	250	272	250	272	261	282	276	299

(1)	The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

The Company estimates that the incremental loss at the 1-in-250 year return period from a U.S. hurricane impacting more than one of the three hurricane risk zones in the United States would be 20% higher than the PML of the largest zone impacted. In addition, there is the potential for a hurricane to impact the Caribbean peril zone and one or more U.S. hurricane peril zones.

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the Company’s natural catastrophe PML information and definitions, see Business - Natural Catastrophe Probable Maximum Loss (PML) in Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2013	December 31, 2012

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share calculated with net income (loss) per share attributable to common shareholders (1)	20.5%	18.9%	23.2%	(13.4)%	14.0%	10.5%	19.9%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning diluted book value per common share (1)	8.0	6.7	(0.1)	(16.2)	0.8	(2.2)	7.3

Annualized net foreign exchange (losses) gains, net of tax, on beginning diluted book value per common share (1)	(0.1)	0.3	0.4	(0.4)	(0.1)	—	0.1

Annualized net interest in earnings (losses) of equity method investments, net of tax, on beginning diluted book value per common share (1)	0.3	0.4	0.3	(0.4)	0.4	0.2	0.2

Annualized loss on redemption of preferred shares, on beginning diluted book value per common share (1)	—	—	—	—	(0.6)	(0.2)	—

Annualized operating return on beginning diluted book value per common share (1)	12.3%	11.5%	22.6%	3.6%	13.5%	12.7%	12.3%

Net income (loss) attributable to PartnerRe	$309,843	$271,788	$333,423	$(175,571)	$234,370	$664,008	$1,134,514
Less:
Net realized and unrealized investment gains (losses), net of tax	115,817	91,781	(1,272)	(229,966)	12,275	(127,182)	392,014
Net foreign exchange (losses) gains, net of tax	(971)	3,869	5,338	(5,898)	(787)	2,521	8,345
Interest in earnings (losses) of equity method investments, net of tax	3,903	4,549	3,989	(5,558)	6,094	9,075	8,742
Dividends to preferred shareholders	14,184	14,184	14,184	14,796	14,699	57,861	61,622

Operating earnings attributable to PartnerRe common shareholders	$176,910	$157,405	$311,184	$51,055	$202,089	$721,733	$663,791

Per diluted common share:
Net income (loss) attributable to PartnerRe common shareholders	$5.61	$4.76	$5.84	$(3.37)	$3.53	$10.58	$16.87
Less:
Net realized and unrealized investment gains (losses), net of tax	2.20	1.70	(0.03)	(4.07)	0.20	(2.25)	6.17
Net foreign exchange (losses) gains, net of tax	(0.02)	0.07	0.10	(0.10)	(0.01)	0.04	0.13
Loss on redemption of preferred shares	—	—	—	—	(0.15)	(0.16)	—
Interest in earnings (losses) of equity method investments, net of tax	0.07	0.08	0.07	(0.10)	0.10	0.16	0.14

Operating earnings attributable to PartnerRe common shareholders	$3.36	$2.91	$5.70	$0.90	$3.39	$12.79	$10.43

(1)	Excluding preferred shares of $853,750 at January 1, 2014 and $893,750 at January 1, 2013 and 2012.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Reconciliation of GAAP and non-GAAP measures:

Total shareholders’ equity	$6,840,599	$6,766,159	$6,624,176	$6,415,276	$6,947,558	$6,933,496

Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	893,750
Noncontrolling interests	59,671	56,627	52,489	48,319	36,844	—

Common shareholders’ equity attributable to PartnerRe	5,927,178	5,855,782	5,717,937	5,513,207	6,056,964	6,039,746

Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	456,380
Intangible assets, net of tax	116,331	120,900	121,922	127,662	135,207	141,249

Tangible book value	$5,354,467	$5,278,502	$5,139,635	$4,929,165	$5,465,377	$5,442,117

Common shares and common share equivalents outstanding	51,935,217	53,596,034	54,181,672	55,325,581	58,826,334	59,893,366

Equals:

Diluted tangible book value per common share	$103.10	$98.49	$94.86	$89.09	$92.91	$90.86

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Reconciliation of GAAP and non-GAAP measures:

Total shareholders’ equity	$6,840,599	$6,766,159	$6,624,176	$6,415,276	$6,947,558	$6,933,496

Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	893,750
Noncontrolling interests	59,671	56,627	52,489	48,319	36,844	—

Common shareholders’ equity attributable to PartnerRe	5,927,178	5,855,782	5,717,937	5,513,207	6,056,964	6,039,746

Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	456,380
Intangible assets, net of tax	116,331	120,900	121,922	127,662	135,207	141,249

Tangible book value	5,354,467	5,278,502	5,139,635	4,929,165	5,465,377	5,442,117

Net unrealized gains on fixed income securities and funds held - directly managed, net of tax (NURGL)	299,871	223,995	194,144	291,987	563,953	657,604

Book value excluding NURGL	$5,627,307	$5,631,787	$5,523,793	$5,221,220	$5,493,011	$5,382,142

Tangible book value excluding NURGL	$5,054,596	$5,054,507	$4,945,491	$4,637,178	$4,901,424	$4,784,513

Divided by:

Number of common shares and common share equivalents outstanding	51,935,217	53,596,034	54,181,672	55,325,581	58,826,334	59,893,366

Equals:

Diluted book value per common share excluding NURGL	$108.35	$105.08	$101.95	$94.37	$93.38	$89.86

Diluted tangible book value per common share excluding NURGL	$97.33	$94.31	$91.28	$83.82	$83.32	$79.88

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Basic book value per common share
Total shareholders’ equity	$6,840,599	$6,766,159	$6,624,176	$6,415,276	$6,947,558	$6,933,496
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	893,750
Noncontrolling interests	59,671	56,627	52,489	48,319	36,844	—

Common shareholders’ equity attributable to PartnerRe	$5,927,178	$5,855,782	$5,717,937	$5,513,207	$6,056,964	$6,039,746

Basic common shares outstanding	50,859,821	52,443,434	53,227,765	54,321,732	57,660,188	58,909,375

Basic book value per common share	$116.54	$111.66	$107.42	$101.49	$105.05	$102.53

Common shareholders’ equity attributable to PartnerRe	$5,927,178	$5,855,782	$5,717,937	$5,513,207	$6,056,964	$6,039,746

Basic common shares outstanding	50,859,821	52,443,434	53,227,765	54,321,732	57,660,188	58,909,375
Add:
Stock options and other	2,230,335	2,382,771	2,438,798	2,614,443	3,105,137	2,892,514
Restricted stock units	848,006	870,054	887,442	900,577	793,400	864,269
Less:
Stock options and other bought back via treasury stock method	2,002,945	2,100,225	2,372,333	2,511,171	2,732,391	2,772,792

Diluted common shares and common share equivalents outstanding	51,935,217	53,596,034	54,181,672	55,325,581	58,826,334	59,893,366

Diluted book value per common share	$114.13	$109.26	$105.53	$99.65	$102.96	$100.84

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the three months ended March 31, 2014		As at and for the three months ended March 31, 2013
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$5,856	$109.26	$6,040	$100.84

Technical result	240	4.54	251	4.22
Other operating expenses	(111)	(2.11)	(116)	(1.95)
Net investment income	117	2.22	124	2.08
Amortization of intangible assets	(7)	(0.13)	(7)	(0.12)
Other, net	(15)	(0.27)	(11)	(0.18)
Operating income tax expense	(33)	(0.62)	(24)	(0.41)
Preferred dividends	(14)	(0.27)	(15)	(0.25)

Operating earnings	177	3.36	202	3.39

Net realized and unrealized investment gains, net of tax	116	2.20	12	0.20
Net foreign exchange losses, net of tax	(1)	(0.02)	—	(0.01)
Loss on redemption of preferred shares	—	—	(9)	(0.15)
Interest in earnings of equity method investments, net of tax	4	0.07	6	0.10

Net income attributable to PartnerRe common shareholders	296	5.61	211	3.53

Common share dividends	(35)	(0.67)	(37)	(0.64)
Change in currency translation adjustment	(15)	(0.29)	(20)	(0.33)
Repurchase of common shares, net	(174)	(0.02)	(137)	(0.19)
Preferred share issuance costs	—	—	(9)	(0.15)
Recognition of loss on redemption of preferred shares	—	—	9	0.15
Change in other accumulated comprehensive income or loss, net of tax	(1)	—	—	0.01

Impact of change in number of common and common share equivalents outstanding	n/a	0.24	n/a	(0.26)

Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$5,927	$114.13	$6,057	$102.96

Goodwill	(456)	(8.79)	(456)	(7.76)
Intangible assets, net of tax	(117)	(2.24)	(136)	(2.29)

Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,354	$103.10	$5,465	$92.91

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the year ended December 31, 2013		As at and for the year ended December 31, 2012
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$6,040	$100.84	$5,574	$84.82

Technical result	962	17.06	744	11.70
Other operating expenses	(500)	(8.87)	(411)	(6.47)
Net investment income	484	8.58	571	8.98
Amortization of intangible assets	(27)	(0.48)	(32)	(0.50)
Other, net	(47)	(0.85)	(36)	(0.58)
Operating income tax expense	(92)	(1.63)	(110)	(1.73)
Preferred dividends	(58)	(1.02)	(62)	(0.97)

Operating earnings	722	12.79	664	10.43

Net realized and unrealized investment (losses) gains, net of tax	(127)	(2.25)	392	6.17
Net foreign exchange gains, net of tax	2	(0.04)	8	0.13
Loss on redemption of preferred shares	(9)	(0.16)	—	—
Interest in earnings of equity method investments, net of tax	9	0.16	9	0.14

Net income attributable to PartnerRe common shareholders	597	10.58	1,073	16.87

Common share dividends	(142)	(2.56)	(156)	(2.48)
Change in currency translation adjustment	(32)	(0.56)	28	0.45
Repurchase of common shares, net	(616)	0.84	(474)	2.07
Preferred shares issuance costs	(9)	(0.15)	—	—
Recognition of loss on redemption of preferred shares	9	0.16	—	—
Change in other accumulated comprehensive income or loss, net of tax	9	0.16	(5)	(0.08)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.05)	n/a	(0.81)

Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$5,856	$109.26	$6,040	$100.84

Goodwill	(456)	(8.51)	(456)	(7.62)
Intangibles, net of tax	(121)	(2.26)	(142)	(2.36)

Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,279	$98.49	$5,442	$90.86